               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            Form 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 9, 2000
                                                   -------------

                       inTEST Corporation
-----------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

   Delaware                 0-22529                22-2370659
---------------------------------------------------------------
(State or Other     (Commission File Number)   (I.R.S. Employer
Jurisdiction of                               Identification No.)
 Incorporation)


2 Pin Oak Lane, Cherry Hill, New Jersey              08003
-----------------------------------------------------------------
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code: (856)424-6886
                                                    -------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On March 9, 2000, inTEST Corporation acquired Temptronic Corporation, a Massachusetts corporation. Under the terms of the Amended and Restated Agreement and Plan of Merger and Reorganization, which was signed on January 4, 2000, Temptronic merged with and into a wholly-owned subsidiary of inTEST.

In the merger, inTEST issued 2,046,973 shares of its common stock to the former Temptronic shareholders. Of that amount, 1,842,139 shares were issued to the former Temptronic shareholders and 204,654 shares are to be held in escrow for one year. After one year, the shares held in escrow will be distributed to the former Temptronic shareholders, less any shares used to satisfy any claims by inTEST that Temptronic breached its representations and warranties under the merger agreement.

The consideration paid for the Temptronic shares was determined in negotiations between inTEST's management and that of Temptronic, and was based upon managements' perceptions of the relative value of the businesses to the combined entity. Janney Montgomery Scott LLC rendered an opinion as to the fairness, from a financial point of view, of the exchange ratio.

Prior to the acquisition, there was no material relationship between Temptronic and inTEST. In connection with the acquisition, James J. Greed, Jr. and William M. Stone, who were directors of Temptronic, became directors of inTEST. Mr. Stone will continue as President and Chief Executive Officer of the subsidiary of inTEST into which Temptronic was merged.

Temptronic designs, manufactures and sells high performance temperature management systems used in the testing of semiconductors. Temptronic's products enable a manufacturer to test semiconductor wafers and integrated circuits over a variety of temperatures ranging from -65 degrees Celsius to +400 degrees Celsius. Temptronic's business is complimentary to inTEST, and inTEST believes that the combined organization will be able to capitalize on synergistic opportunities in product development, marketing and distribution.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

(a)    Financial Statements of Business Acquired:

       The financial statements required by this Item will be filed by an amendment to this report filed not later than May 8, 2000.

(b)    Pro Forma Financial Information:

       The pro forma financial statements required by this Item will be filed by an amendment to this report filed not later than May 8, 2000.

(c)    Exhibits:

       2. Amended and Restated Agreement and Plan of Merger and Reorganization by and among Temptronic Corporation, a Massachusetts corporation, inTEST Corporation, a Delaware corporation and Temptronic Corporation, a Delaware corporation, dated January 4, 2000. (Previously filed by inTEST as an exhibit to its Joint Proxy Statement/Prospectus, effective
           February 4, 2000, Registration No. 333-96237.)

       99. Press Release, dated March 10, 2000

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             inTEST CORPORATION


                         By: /s/ Hugh T. Regan, Jr.
                             ----------------------------------
                             Hugh T. Regan, Jr.
                             Treasurer, Chief Financial Officer
                               and Secretary


Date: March 20, 2000
      --------------

EXHIBIT INDEX


2. 	Amended and Restated Agreement and Plan of Merger and
     Reorganization by and among Temptronic Corporation, a Massachusetts corporation, inTEST Corporation, a
     Delaware corporation and Temptronic Corporation, a Delaware corporation, dated January 4, 2000.
     (Previously filed by inTEST as an exhibit to its Joint Proxy Statement/Prospectus, effective
     February 4, 2000, Registration No. 333-96237.)

99.  Press Release, dated March 10, 2000